                         Registration Rights Agreement


                                    between


                                 Xoom.com, Inc.


                                      and


                        ValueVision International, Inc.



                           Dated: September 13, 1999

         Registration Rights Agreement

                                                                   EXHIBIT 10.9

                                                                [EXECUTION COPY]


                         REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of September 13, 1999, by and between ValueVision International, Inc., a Minnesota corporation (together with its successors and assigns, the "Company"), and Xoom.com, Inc., a Delaware corporation (together with its successors and assigns, "Xoom").

                                    RECITALS

         WHEREAS, pursuant to a Warrant Purchase Agreement, dated as of the date hereof (the "Warrant Purchase Agreement"), among the Company, Snap! LLC and Xoom, Xoom will acquire a warrant to purchase shares of common stock, par value $0.01 per share, of the Company (the "Common Stock");

         WHEREAS, in consideration of the Warrant Purchase Agreement, the Company has agreed to provide to Xoom certain registration rights under the Securities Act (as defined below).

         NOW, THEREFORE, in consideration of the Warrant Purchase Agreement, the mutual promises and agreements set forth herein and therein, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

    Section 1. Definitions. For purposes of this Agreement, the following capitalized terms have the following meanings:

         "Prospectus": The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

         "Registrable Securities": All shares of Common Stock issued or issuable to Xoom upon the consummation of the Warrant Purchase Agreement. Registrable Securities shall also include any shares of Common Stock or other securities (or shares of Common Stock underlying such other securities) that may be received by Xoom (x) as a result of a stock dividend on or stock split of Registrable Securities or (y) on account of Registrable Securities in a recapitalization of or other transaction involving the Company.

         "Registration Expenses": All expenses, except as otherwise stated in the definition of Selling Expenses, incurred by the Company in complying with
Section 2 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of

    Registration Rights Agreement      2

any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company) and the reasonable fees and disbursements of one counsel for all selling shareholders in the event of participation by such selling shareholders.

         "Registration Statement": Any registration statement of the Company under the Securities Act that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the related Prospectus, any preliminary prospectus, all amendments and supplements to such registration statement (including post-effective amendments), all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

         "SEC": The Securities and Exchange Commission.

         "Securities Act": The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "Selling Expenses": All underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by Xoom and, except as set forth in the definition of Registration Expenses, all reasonable fees and disbursements of counsel for Xoom.

         "Underwritten Offering": A distribution, registered pursuant to the Securities Act, in which securities of the Company are sold to the public through one or more underwriters.

    Section 2. Piggyback Registration.

         (a) Right to Piggyback. If at any time the Company proposes to file a Registration Statement, whether or not for sale for the Company's own account, on a form and in a manner that would also permit registration of Registrable Securities, the Company shall give to Xoom, written notice of such proposed filing at least fifteen (15) days before the anticipated filing. The notice referred to in the preceding sentence shall offer Xoom the opportunity to register such amount of Registrable Securities as Xoom may request (a "Piggyback Registration"). If the registration of which the Company gives notice is for an Underwritten Offering, the right of Xoom to registration pursuant to this Section 2 shall be conditioned upon Xoom's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. If Xoom elects to participate in such Underwritten Offering, Xoom shall (together with the Company and other selling shareholders) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Subject to Section 2(b), the Company will include in each such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein. Xoom will be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration. Unless otherwise provided herein, the Company will not be obligated to effect any registration of Registrable Securities under this
Section 2 as a result of the registration of any of its securities solely in connection with mergers, acquisitions, exchange offers, dividend reinvestment and share purchase plans offered solely to current holders of Common Stock, rights offerings or option or other employee benefit plans.

    Registration Rights Agreement      3

         (b) Priority of Piggyback Registrations. The Company will cause the managing underwriter or underwriters of a proposed Underwritten Offering on behalf of the Company to permit Xoom to include therein all such Registrable Securities requested to be so included on the same terms and conditions as any securities of the Company included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of such Underwritten Offering determines that marketing factors require a limitation of the number of shares to be underwritten then the number of Registrable Securities to be included in such registration shall be limited to the number of Registrable Securities that, in the written opinion of such managing underwriter or underwriters, can be sold without materially and adversely affecting the success of such Underwritten Offering provided that the securities of any holder or holders of securities who have registration rights which are superior to those of Xoom shall receive priority in such Underwritten Offering to the full extent of the securities such holder or holders desire to sell and the remaining allocation available for sale, if any, shall be allocated pro rata among all other holders, including Xoom, on the basis of the amount of securities requested to be included therein by each such holders. The managing underwriter or underwriters, applying the same standard, may also exclude entirely from such offering all Registrable Securities proposed to be included such offering to the extent the Registrable Securities are not of the same class as securities of the Company included in such offering.

         (c) Limitations on Subsequent Piggyback Registration Rights. From and after the date of this Agreement, the Company shall not enter into any agreement granting any holder or prospective holder of any securities of the Company any piggyback registration rights with respect to such securities unless the priority for such new piggyback registration rights are on a pari passu basis with the piggyback registration rights granted to Xoom hereunder.

         (d) Expenses of Registration. All Registration Expenses incurred in connection with all registrations pursuant to Section 2 shall be borne by the Company. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of Xoom shall be borne by Xoom pro rata on the basis of the number of shares registered.

         (e) Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Section 2, in which Xoom elects to participate, the Company will keep Xoom advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

         (i) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least ninety (90) days; and

         (ii) Furnish to Xoom (if Xoom is participating in such registration) and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities.

Section 5. Indemnification.

     Registration Rights Agreement      5

     (a) Indemnification by the Company. The Company will, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, Xoom, the officers, directors and agents and employees of Xoom, each person who controls Xoom (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of any such controlling person, from and against all losses, claims, damages, liabilities, costs (including, without limitation, the costs of investigation and attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar and to the extent that any such Losses arise out of or are based upon an untrue statement or as the same are based upon information furnished in writing to the Company by Xoom expressly for use therein; provided, however, that the Company will not be liable to Xoom to the extent alleged untrue statement or omission or alleged omission made in any Registration Statement, Prospectus or preliminary prospectus if either (A)(i) Xoom failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale by Xoom of a Registrable Security to the person asserting the claim from which such Losses arise and (ii) the Prospectus would have corrected such untrue statement or alleged untrue statement, omission or alleged omission; or (B) such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the Prospectus previously furnished by or on behalf of the Company with copies of the Prospectus, and Xoom thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of a Registrable Security to the person asserting the claim from which such Losses arise. Further the Company will not be liable to Xoom to the extent that any such Losses arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by Xoom to the Company expressly for use in such Registration Statement, Prospectus or preliminary prospectus and was used by the Company in the preparation of such Registration Statement, Prospectus or preliminary prospectus.

     (b) Indemnification by Xoom. In connection with any Registration Statement in which Xoom is participating, Xoom will furnish to the Company in writing such information as the Company reasonably requests for use in connection with any Registration Statement, Prospectus or preliminary prospectus and will indemnify, to the fullest extent permitted by law, the Company, its directors and officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, from and against all Losses, as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by Xoom to the Company expressly for use in such Registration Statement, Prospectus or preliminary prospectus and was used by the Company in the preparation of such Registration Statement, Prospectus or preliminary prospectus. In no

     Registration Rights Agreement     5

event will the liability of ValueVision hereunder be greater in amount than the dollar amount of the proceeds (net of payment of all expenses) received by Xoom upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          (c) Conduct of Indemnification Proceedings. If any person shall become entitled to indemnity hereunder (an "indemnified party"), such indemnified party shall give prompt notice to the party from which such indemnity is sought (the "indemnifying party") of any claim or of the commencement of any action or proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, however, that the failure to so notify the indemnifying party will not relieve the indemnifying party from any obligation or liability except, to the extent that the indemnifying party has been prejudiced materially by such failure. The indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interest between such indemnified party and any other party represented by such counsel in such proceeding. All fees and expenses (including any reasonable fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) will be paid to the indemnified party (provided appropriate documentation for such expenses is also submitted to the indemnifying party), as incurred, within five calendar days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder). The indemnifying party will not consent to entry of any judgment or enter into any settlement or otherwise seek to terminate any action or proceeding in which any indemnified party is or could be a party and as to which indemnification or contribution could be sought by such indemnified party under this Section 8, unless such judgment, settlement or other termination includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release, in form and substance reasonably satisfactory to the indemnified party, from all liability in respect of such claim or litigation for which such indemnified party would be entitled to indemnification hereunder.

          (d) Contribution. If the indemnification provided for in this Section 5 is unavailable to an indemnified party under Section 5(a) or 5(b) in respect of any Losses or is insufficient to hold such indemnified party harmless, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, will, severally but not jointly, contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party or indemnifying parties, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party or indemnifying parties, on the one hand, and such indemnified party, on the other hand, will be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or related to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses

     Registration Rights Agreement           6

will be deemed to include any legal or other fees or expenses incurred by such party in connection with any action or proceeding.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), Xoom will not be required to contribute any amount in excess of the amount by which the net proceeds which the Registrable Securities sold by such indemnifying party and distributed to the public were offered to the public exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     The indemnity, contribution and expense reimbursement obligations of the Company hereunder will be in addition to any liability the Company may otherwise have hereunder or otherwise. The provisions of this Section 5 will survive so long as Registrable Securities remain outstanding, notwithstanding any permitted transfer of the Registrable Securities by Xoom thereof or any termination of this Agreement.

     Section 6. Underwritten Registrations. If any Piggyback Registration is an Underwritten Offering, the Company will have the exclusive right to select the investment banker or investment bankers and managers to administer the offering. Each party hereto agrees that, in connection with any Underwritten Offering hereunder, it shall undertake to offer customary indemnification to the participating underwriters.

     Section 7. Miscellaneous.

          (a) Remedies. In the event of a breach by the Company of its obligations under this Agreement, Xoom, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any provision of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it will waive the defense that a remedy at law would be adequate.

          (b) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented without the prior written consent of the Company and Xoom.

          (c) Notices. Except as set forth below, all notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by telex or facsimile, registered or certified mail (return receipt requested), postage prepaid or courier or overnight delivery service to the Company and Xoom at the addresses listed in the Warrant Purchase Agreement (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof).

   Registration Rights Agreement             7

     (d) Successors and Assigns. Any transferee of all or a portion of the Registrable Securities shall succeed to Xoom's rights and obligations hereunder to the extent it agrees in writing, to be bound by all of the provisions applicable hereunder to Xoom. Subject to the requirements of this Section 7(d), this Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto. Xoom shall not assign any of its rights hereunder to any third party except in connection with the transfer of beneficial ownership of a number of shares equal to at least 50% of the Shares issuable to Xoom pursuant to the Warrant Purchase Agreement which transferee shall have agreed in writing to be bound by all of the provisions applicable hereunder to Xoom. Upon consummation of the Reorganization (as such term is defined in the Warrant Purchase Agreement), Xoom may assign its rights and obligations under this Agreement to NBCi in connection with the transfer of its Registrable Securities to NBCi.

     (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed will be deemed to be an original and all of which taken together will constitute one and the same instrument.

     (f) Headings. The headings in this Agreement are for convenience of reference only and will not limit or otherwise affect the meaning.

     (g) Governing Law. This agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts executed and performed within such state, and each party hereby submits to the jurisdiction of any state or U.S. federal court sitting within the County of New York, New York. The parties hereto waive all rights to trial by jury in any action, suit or proceeding brought to enforce or defend any rights or remedies under this Agreement.

     (h) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein will remain in full force and effect and will in no way be affected, impaired or invalidated, and the parties hereto will use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

     (i) Termination. This Agreement shall terminate upon the date upon which Xoom shall be able to dispose of all of its remaining Registrable Securities in any one day without registration pursuant to Rule 144 of the Securities Act.

     (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to such subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

   Registration Rights Agreement        8


                            [Signature page follows]

     Registration Rights Agreement           9

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                   VALUEVISION INTERNATIONAL, INC.




                                   By:  /s/ Gene McCaffrey
                                      --------------------------------------
                                      Name:  Gene McCaffrey
                                      Title: Chief Executive Officer



                                   XOOM.COM, INC.




                                   By:  /s/ Chris Kitze
                                      ----------------------------------------
                                      Name:  Chris Kitze
                                      Title: Chairman





















                  [VALUE VISION REGISTRATION RIGHTS AGREEMENT]